UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010

GENESIS CAPITAL CORPORATION OF NEVADA

(Exact name of registrant as specified in its charter)

Nevada	000-27831	91-1947658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7340 North Highway 27, Suite 218, Ocala, Florida	34482
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 554-3652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Definitive Agreement.

          On January 8, 2010 Genesis Capital Corporation of Nevada, a Nevada corporation (the “Company”), Genesis Capital Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Lyfetec, Inc., a Nevada corporation (“Lyfetec”), the preferred shareholders of Genesis (the “Preferred Shareholders”), Macada Holding, Inc., and the shareholders of Macada terminated the previously entered into Agreement and Plan of Merger (the “Merger Agreement”) which Merger Agreement had previously been filed with a Form 8-K on October 10, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 14, 2010

Genesis Capital Corporation of Nevada

By: /s/ Richard Astrom

Name:Richard Astrom

Title: Chief Executive Officer